Exhibit 99.2

September 5 – 7, 2006 Lehman Brothers CEO Energy/Power Conference Exhibit 99.2

Notice Regarding Forward Looking Statements Certain statements contained in this discussion are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this report which relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectation of the Company’s future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond the control of DPL Inc. or The Dayton Power and Light Company (“DPL”, “DP&L” or the “Company”), including but not limited to: abnormal or severe weather; unusual maintenance or repair requirements; changes in fuel costs, changes in electricity, coal, environmental emissions, gas and other commodity prices; increased competition; regulatory changes and decisions; changes in accounting rules; financial market condition; and general economic conditions. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Company Overview

Stable and Strong Retail Market West Central Ohio 500,000 Customer Base Little to no customer switching No customer > 2% of retail revenue Excellent diversity among top 10 customers Good balance of residential/ commercial/industrial sales Customers 88% 10% 2% Revenue 45% 34% 21% Residential Commercial Industrial

Strong T&D Operations Excellent workforce. Innovative labor compact. Reliability and regulatory compliance focus. Solid transmission and distribution infrastructure.

DPL Generation Coal = 2,800 17 Natural Gas/Diesel = 1,600 21 Total = 4,400 38 DPL Generation = 4,400 Megawatts MW Units

Ohio Regulatory Environment Generation deregulated in 2001. Little customer switching. Rate stabilization plans (RSP) in place for investor-owned utilities. 2008 (applied for extension to 2010) Duke 2008 FirstEnergy 2008 AEP 2010 DPL RSP Ends

DPL - Recent Regulatory Actions Rate Stabilization Plan Surcharge equal to 11% of generation rates, 2006 through 2010. Environmental investment rider beginning 1/1/07 equal to 5.4% of 2004 generation rates, with incremental increases of 5.4% of 2004 generation rates each year through 2010. Successful Regulatory Recovery – Other Riders PJM Administrative Fees Electric Choice Billing Storm Damage Recovery

Rate Stabilization Plan Settlement 11% 16.4% 21.8% 27.2% 32.6% Rate Stabilization Plan Settlement051015202530352006200720082009201011%5.4%16.4%21.8%27.2%32.6%11.0% = $76 million5.4% = $37 millionBased upon 2002 sales figures included in RSP application.10.8%16.2%Percent %Potential Net Revenue$65$100$140$210$25021.6%= Avoidable by Shopping Customers= Avoidable by Shopping Customers= Fuel= Environmental

Financial & Operational Overview

Earnings Per Share 2006200520062005Earnings from Continuing Operations0.20$ 0.14$ 0.63$ 0.44$ Earnings from Discontinued Operations---0.04$ 0.07$ 0.35$ Total Basic0.20$ 0.18$ 0.70$ 0.79$ Three Months EndedJune 30,Six Months EndedJune 30,

Positives Higher generation output over six month period led to increase in wholesale sales, reduced purchased power volume. Retail prices up; wholesale rates up; gross margin increased. Interest expense down significantly. Share buyback positively affecting earnings per share. Challenges Weather-related retail sales down. Fuel prices increased but expected. O&M increase expected and accounted for in 2006 forecast. Earnings Drivers Continuing Operations $0.30 $0.43 $0.14 $0.20 2005 2006 2005 2006 Basic Earnings Per Share

Liquidity & Cash Flow (Millions) Cash & Cash Equivalents $249.9 $595.8 Short-Term Investments Available for Sale --- $125.8 6/30/06 12/31/05 $81.2 $200.3 $180 $365 (projected) 2005 2006 2005 2006 6-30 12-31 Capital Expenditures

Capital Expenditures



$ in millions
400
350
300
250
200
150
100
50
0
$180
$365
$285
$170
2005
2006
2007
2008
Actual
Forecast
Base
Environmental

Lehman Brothers
CEO Energy/Power Conference
September 5-7, 2006
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Generation Availability and total output ahead of 2005. Efficiency, as measured by heat rate, on track to match 2005 record performance. Operational Update Transmission & Distribution Focus on reliability. Outstanding employee response with new “all call” system. T&D system performed well during heat wave.

Fuel Update Fuel costs expected to increase approximately 7% in 2006 compared to 2005. Increase due to additional generation volume at a co-owned plant as a result of a change in a scheduled outage and an approximately 10% increase in coal prices. Coal requirements are approximately 95% hedged for 2006 and 83% for 2007. Recently signed coal services agreement with Merrill Lynch Commodities. Strengthens our ability to extract value from coal portfolio while we seek to hedge forward supply commitments.

On track. First units to be operational beginning in 2007 and phasing in at various plants through 2009. Killen = June 2007 Stuart Units 3 & 4 = Jan. 2008 Stuart Units 1 & 2 = June 2008 Modeling and testing coals to determine optimal coal mix going forward. Scrubber (FGD) Update FGD = Flue Gas Desulfurization

A part of overall integrated resource planning. Tait units determined to be essential. Indicative bids received for three sites: Darby, Greenville and Montpelier. Total capacity for three sites is 872 megawatts. Will determine number of sites to sell, if any, after binding proposals received. Peaker Update

Litigation with Former Executives Trial date scheduled for April 2007. Seams Elimination Charge Adjustment (SECA) Entered into a number of bilateral settlement agreements. Several claims outstanding. Appropriate reserves have been established. State of Ohio Tax Assessment Tax years 2002 – 2004 Filed petitions with Ohio Department of Taxation to protest assessments. Appropriate reserves have been established. Other Issues

Recent Notable Events Regulatory Gained approval in July from Public Utilities Commission of Ohio to recover $8.6 million in storm restoration costs. Will recover over a two year period beginning August 2006. Debt Ratings Upgrade Moody’s upgraded DPL to investment grade. Standard and Poor’s upgraded DPL corporate rating to BB+ and a positive outlook.Stock Buyback Complete $400 million program resulted in the repurchase of 14.9 million shares at an average price of $26.91 per share.

Going Forward Continuously Improve Operational Efficiency. Continuously Improve System Safety & Reliability. Plan for Long-Term Generation Requirements. Steadily Grow Income and Dividends. Identify Opportunities for Deployment of Improving Cash Position in Industry-Related Assets with Assured Return.

Appendix

Quarterly Variance Summary Q2 ’06 to Q2 ’05 (Millions) Gross Margin $193.4 $184.7 $8.7 Three Months Ended June 30 , Revenues 2006 2005 Variance Electric R evenues - Retail $258.2 $248.6 $ 9.6 Electric R evenues – Wholesale 30.5 24.7 5.8 Electric Revenues – RTO ancillary 17.4 17. 5 (0.1) Other Revenues, Net of Fuel Costs 2.9 2.6 0. 3 Tota l R evenues $ 3 09 .0 $293. 4 $ 15 .6 Purchased Power Purchased Power $ 24.9 $ 25.0 $(0.1) RTO Ancillaries 12.1 12.5 (0.4) Total Purchased Power $ 37.0 $ 37.5 $(0.5) Fuel Coal $ 72.6 $ 64.1 $ 8.5 Gas 3.1 2.1 1.0 Oil 1.8 1.3 0.5 Emission Costs 1.1 3.7 (2.6) Total Fuel Costs $ 78.6 $ 71.2 $ 7.4

Operation & Maintenance PJM Administrative Fees $3.3 (Began recovering 2/06) Legal 3.4 Employee Compensation & Benefits 2.6 Power Production 2.1 Insurance Reserves 1.3 Low-Income Assistance Program 0.8 Mark-to-Market Adjustments for RSUs* (3.5) Other 1.7 Total O&M Increase $11.7 Interest Expense Decrease $11.4 Other Income Increase $0.8 Quarterly Variance Summary Q2 ’06 to Q2 ’05 (Millions)*RSU = Restricted Stock Units

Multiple Ownership of Turbines Spreads Operational Risk1,300 365 DPL, Cin, AEP Zimmer 600 186 DPL, Cin East Bend, Unit 2 1,000 360 DPL, Cin Miami Fort, Units 7 & 8 414 207 DPL, Cin, AEP Beckjord, Unit 6 780 129 DPL, Cin, AEP Conesville, Unit 4 2,376 832 DPL, Cin, AEP Stuart 615 412 DPL, Cin Killen 365 365 DPL Hutchings Total Plant Capacity (mw) DPL Portion (mw) Ownership Coal Units

Natural Gas Fired Peaker Data 256 MW 292 MW 3 4 1990’s 5/02 Ohio Tait 3 Units – DP&L 4 Units – DPLE 192 MW 4 6/01 Indiana Montpelier 192 MW 4 6/02 Ohio Greenville 438 MW 6 5/01 – 5/02 Ohio Darby APPROXIMATE SUMMER CAPACITY # OF UNITS COMMERCIAL OPERATION DATE STATE PLANTS Book Cost (Approx.)Annual Depreciation (Approx.) DPLE $500 Million $20 Million DP&L $70 Million $2 Million

FGD Update

FGD: Flue Gas Desulfurization

BDC: Balanced Draft Conversion

SCR: Selective Catalytic Reduction

DP&L Operated Projects:

Unit(s)	Scope	In-Service Date
Stuart 3-4	FGD + BDC	January 2008
Stuart 1-2	FGD + BDC	June 2008
Killen	FGD	June 2007

CC Operated Projects:

Miami Fort 8	FGD	April 2007
Miami Fort 7	FGD	December 2007
Conesville 4	FGD + SCR	April 2009
East Bend	FGD Upgrades	May 2005
Zimmer	FGD Upgrades	December 2006

Lehman Brothers
CEO Energy/Power Conference
September 5-7, 2006
-27 -

September 5 – 7, 2006 Lehman Brothers CEO Energy/Power Conference